SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 24, 2006

MAGIC MEDIA NETWORKS, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-29921	65-0494581

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

530 North Federal Highway, Fort Lauderdale, Florida	33301

(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (954) 764-0579

    Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

    [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
    [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
    [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
    [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 - Other Events

            On November 24, 2006, negotiations to acquire the outstanding stock of Integrated Media Systems, Inc. d/b/a Be Media ("Be Media") were terminated.

            An agreement for such acquisition, which had been executed on Aug 8, 2006 by and among Magic Media Networks, Inc., Be Media, and Be Media's sole shareholder, Mohammad R. Ahmadi, did not close on September15, 2006, as required by its terms and conditions, and thus expired. The parties subsequently commenced new negotiations for us to acquire the outstanding stock of Be Media and were unable to reach an agreement.

SIGNATURES

                Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	November 24, 2006

Magic Media Networks, Inc.

Registrant

By:	/s/ Gordon Scott Venters

President